EXHIBIT 32.1

Certification of
American River Bankshares
pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
regarding Quarterly Report on Form 10-Q for the quarter ended September 30, 2011

    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of American River Bankshares, a California corporation (the “Company”), does hereby certify that:

1.
The Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2011 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 2, 2011	By: /s/ DAVID T. TABER
David T. Taber
President and Chief Executive Officer

Dated: November 2, 2011	By: /s/ MITCHELL A. DERENZO
Mitchell A. Derenzo
Executive Vice President and
Chief Financial Officer

    A signed original of this written statement required by Section 906 has been provided to American River Bankshares and will be retained by American River Bankshares and furnished to the Securities and Exchange Commission or its staff upon request.

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